UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

LOGICVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Metro Drive, Third Floor
San Jose, California 95110
(Address of principal executive offices and zipcode)

Telephone: (408) 453-0146
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

                    This Item 9.01 and the corresponding Exhibit Index amend and restate in their entirety the corresponding Item in the Registrant’s Current Report on Form 8-K (and Amendment No. 1 thereto) dated November 5, 2004.

(a)  Financial statements of business acquired

                    The following financial statements of SiVerion, Inc., together with the independent auditor’s report thereon signed by Sarvas, King & Coleman, P.C., are filed as Exhibit 99.2 to this report:

•	Balance Sheets as of August 31, 2004 and October 31, 2003.
•	Statements of Operations for the Ten Months Ended August 31, 2004 and the Year Ended October 31, 2003.
•	Statements of Changes in Shareholders’ Deficit for the Ten Months Ended August 31, 2004 and the Year Ended October 31, 2003.
•	Statements of Cash Flows for the Ten Months Ended August 31, 2004 and the Year Ended October 31, 2003.
•	Notes to Financial Statements.

(b)  Pro forma condensed combined financial information

                    The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 to this report:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2004.
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2004.
•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2003.
•	Notes to the Unaudited Condensed Combined Financial Statements.

(c)  Exhibits

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of October 13, 2004, by and among LogicVision, Inc., Signal Acquisition Corporation and SiVerion, Inc.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. LogicVision will furnish copies of the omitted exhibits and schedules to the Commission upon request.

Exhibit A	Form of Lock-Up Agreement
Exhibit B	Form of Stockholder Certificate
Exhibit C	Form of Registration Rights Agreement
Exhibit D-1	Form of Non-Competition and Non-Solicitation Agreement with Thomas Martis
Exhibit D-2	Form of Non-Competition and Non-Solicitation Agreement with S. Jaffer Hussain
Exhibit E	Form of FIRPTA Certificate
Exhibit F	Form of Opinion of Osborn Maledon, P.A.
Exhibit G	Form of Escrow Agreement
Exhibit H	Form of Employment Agreement with Thomas Martis
Exhibit I	Form of Employment Agreement with S. Jaffer Hussain
Exhibit J	Form of Second Step Certificate of Merger
Exhibit K	Form of Opinion of Pillsbury Winthrop LLP

Schedule 2.2	Options and Shares Subject to Acceleration
Schedule 6.1(o)	Permitted Payments
Schedule 7.17	Consents

23.1	Consent of Sarvas, King & Coleman, P.C., independent auditors of SiVerion, Inc.
99.1*	Registration Rights Agreement, dated as of November 5, 2004, by and among LogicVision, Inc. and the former stockholders of SiVerion, Inc. listed therein.
99.2	Financial statements of SiVerion, Inc. as of August 31, 2004 and October 31, 2003 and for the ten months ended August 31, 2004 and the year ended October 31, 2003.
99.3	Unaudited pro forma combined condensed consolidated financial information of LogicVision, Inc. and SiVerion, Inc.

*	Filed previously

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2005

LOGICVISION, INC.

By	/s/ BRUCE M. JAFFE

Bruce M. Jaffe
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 13, 2004, by and among LogicVision, Inc., Signal Acquisition Corporation and SiVerion, Inc.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. LogicVision will furnish copies of the omitted exhibits and schedules to the Commission upon request.

Exhibit A	Form of Lock-Up Agreement
Exhibit B	Form of Stockholder Certificate
Exhibit C	Form of Registration Rights Agreement
Exhibit D-1	Form of Non-Competition and Non-Solicitation Agreement with Thomas Martis
Exhibit D-2	Form of Non-Competition and Non-Solicitation Agreement with S. Jaffer Hussain
Exhibit E	Form of FIRPTA Certificate
Exhibit F	Form of Opinion of Osborn Maledon, P.A.
Exhibit G	Form of Escrow Agreement
Exhibit H	Form of Employment Agreement with Thomas Martis
Exhibit I	Form of Employment Agreement with S. Jaffer Hussain
Exhibit J	Form of Second Step Certificate of Merger
Exhibit K	Form of Opinion of Pillsbury Winthrop LLP

Schedule 2.2	Options and Shares Subject to Acceleration
Schedule 6.1(o)	Permitted Payments
Schedule 7.17	Consents

23.1	Consent of Sarvas, King & Coleman, P.C., independent auditors of SiVerion, Inc.

99.1*	Registration Rights Agreement, dated as of November 5, 2004, by and among LogicVision, Inc. and the former stockholders of SiVerion, Inc. listed therein.

99.2	Financial statements of SiVerion, Inc. as of August 31, 2004 and October 31, 2003 and for the ten months ended August 31, 2004 and the year ended October 31, 2003.

99.3	Unaudited pro forma combined condensed consolidated financial information of LogicVision, Inc. and SiVerion, Inc.

*	Filed previously